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Exhibit 10.9

FIRST AMENDMENT TO TRANSFERRED IP LICENSE AGREEMENT

        This FIRST AMENDMENT TO TRANSFERRED IP LICENSE AGREEMENT (the "Amendment") is dated as of July 1, 2002 (the "Amendment Date"), and is entered into by and among Jazz Semiconductor, Inc., a Delaware corporation formerly known as Specialtysemi, Inc. ("Company"), Conexant Systems, Inc., a Delaware corporation ("Conexant"), and Newport Fab, LLC, a Delaware limited liability company ("Newport Fab").

RECITALS

        WHEREAS, Company, Conexant and Newport Fab are parties to that certain Transferred IP License Agreement dated as of March 12, 2002 (the "Agreement"); and

        WHEREAS, Company, Conexant and Newport Fab wish to amend the Agreement.

AGREEMENTS

        NOW THEREFORE, in consideration of the promises and mutual agreements and covenants set forth herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

        1.    Defined Terms.    Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Agreement.

        2.    Amendment to Exhibit B, Section A, Paragraph 4.    Exhibit B, Section A, Paragraph 4 of the Agreement is hereby amended by replacing the Paragraph in its entirety with the following language as Section A, Paragraph 4:

  4.
  The sublicensee may not disclose, provide, or otherwise make the Transferred Know-How (or any portion thereof) available to any third party, except for any portion of the Transferred Know-How that has become generally available to the public through no fault of the sublicensee, that was provided to the sublicensee by a third party free of any confidentiality duties or obligations, or that the sublicensee can prove was independently developed by employees or contractors of the sublicensee without reference to the Transferred Know-How.

        3.    Amendment to Exhibit B, Section B, Paragraph 4.    Exhibit B, Section B, Paragraph 4 of the Agreement is hereby amended by replacing the Paragraph in its entirety with the following language as Section B, Paragraph 4:

  4.
  The sublicensee may not disclose, provide, or otherwise make the Transferred Know-How (or any portion thereof) available to any third party, except for any portion of the Transferred Know-How that has become generally available to the public through no fault of the sublicensee, that was provided to the sublicensee by a third party free of any confidentiality duties or obligations, or that the sublicensee can prove was independently developed by employees or contractors of the sublicensee without reference to the Transferred Know-How.

        4.    Amendment to Exhibit B, Section B, Paragraph 5.    Exhibit B, Section B, Paragraph 5 of the Agreement is hereby amended by replacing the Paragraph in its entirety with the following language as Section B, Paragraph 5:

  5.
  The sublicensee must limit access to the Transferred Know-How to those of its employees who have a need to know, who have confidentiality obligations no less restrictive than those set forth herein, and who have been informed of the confidential nature of Transferred Know-How.

        5.    Effect of Amendment.    Except as and to the extent expressly modified by this Amendment, the Agreement shall remain in full force and effect in all respects. The terms of this Amendment shall be applied retroactively, such that the Agreement shall be deemed to have read, as of March 12, 2002, as amended herein. In the event of a conflict between this Amendment and the Agreement, this Amendment shall govern.

        6.    Counterparts.    This Amendment may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

        7.    Governing Law.    This Amendment shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

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        The parties hereto have caused this Amendment to be executed and delivered as of the date set forth above.

JAZZ SEMICONDUCTOR, INC., a Delaware corporation

By:	/s/ MARK S. BECKER Name: Mark S. Becker Title: CFO

CONEXANT SYSTEMS, INC., a Delaware corporation

By:	/s/ DENNIS O'REILLY Name: Dennis O'Reilly Title: General Counsel and Secretary

NEWPORT FAB, LLC, a Delaware limited liability company

By:	/s/ SCOTT SILCOCK Name: Scott Silcock Title: Vice President Operations

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FIRST AMENDMENT TO TRANSFERRED IP LICENSE AGREEMENT